EXHIBIT 99.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of U-Haul International, Inc. (the “Registrant”) on Form 10-K for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Edward J. Shoen, Chairman of the Board and President of the Registrant certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

U-Haul International, Inc., a Nevada corporation

By: Title: Date:	/s/ Edward J. Shoen Chairman of Board and President August 22, 2003